TRUST INSTRUMENT
                                   SCHEDULE A


Neuberger Berman Investor Class

        Neuberger Berman Century Fund
        Neuberger Berman Focus Fund
        Neuberger Berman Genesis Fund
        Neuberger Berman Guardian Fund
        Neuberger Berman International Fund
        Neuberger Berman Manhattan Fund
        Neuberger Berman Millennium Fund
        Neuberger Berman Partners Fund
        Neuberger Berman Regency Fund
        Neuberger Berman Socially Responsive Fund
        Neuberger Berman Technology Fund

Neuberger Berman Trust Class

        Neuberger Berman Century Fund
        Neuberger Berman Focus Fund
        Neuberger Berman Genesis Fund
        Neuberger Berman Guardian Fund
        Neuberger Berman International Fund
        Neuberger Berman Manhattan Fund
        Neuberger Berman Millennium Fund
        Neuberger Berman Partners Fund
        Neuberger Berman Regency Fund
        Neuberger Berman Socially Responsive Fund
        Neuberger Berman Technology Fund

Neuberger Berman Advisor Class

        Neuberger Berman Focus Fund
        Neuberger Berman Genesis Fund
        Neuberger Berman Guardian Fund
        Neuberger Berman Manhattan Fund
        Neuberger Berman Millennium Fund
        Neuberger Berman Partners Fund

Neuberger Berman Institutional Class

         Neuberger Berman Genesis Institutional Fund

DATED:  December 16, 2000